                                                                   EXHIBIT 10.27


                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE ("AMENDMENT") is made and entered into as of the 12th day of November, 2003 by and between 303 WACKER REALTY L.L.C., a Delaware limited liability corporation (herein referred to as "LANDLORD"), and IMANAGE, INC., a Delaware corporation (herein referred to as "TENANT").

                                    RECITALS:

         WHEREAS, Landlord and Tenant are parties to that certain Office Lease dated March 17, 2003 ("ORIGINAL LEASE") (said Original Lease, as amended, hereby and as further amended from time to time, the "LEASE"), which Lease covers space containing 39,233 square feet of net rentable area located on the 27th and 28th floors of the Building known as 303 East Wacker, Chicago, Illinois;

         WHEREAS, Landlord and Tenant desire to amend the lease to add additional space on the 27th floor of the Building to the leased premises demised thereunder, and for other matters, all upon the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, Landlord and Tenant hereby agree as follows:

         1. INCORPORATION OF RECITALS AND EXHIBITS. The foregoing recitals and all exhibits attached hereto are, by this reference, hereby incorporated as part of this Amendment.

         2. DEFINED TERMS. All terms used herein and defined in the Lease shall have the same meaning as in the Lease unless otherwise defined herein. For purposes of the Lease, the term "RENT" shall specifically include the rental payments due with respect to the Original Premises and the Additional Premises as described in this Amendment. As used herein, the following terms shall have the respective meanings indicated below:

                  (a) "ADDITIONAL PREMISES" shall mean a portion of the 27th floor in the Building, containing 1,278 square feet of Rentable Area, shown on Exhibit A attached hereto and made a part hereof.

                  (b) "ADDITIONAL PREMISES COMMENCEMENT DATE" shall mean November 1, 2003, or such earlier date as Tenant takes possession or commences use of the Additional Premises for the purpose of conducting any business operations therein.

                  (c) "ORIGINAL PREMISES" shall mean the Premises on the 27th and 28th floors of the Building being leased under the Lease as of the date hereof, as described in the opening Recital paragraph above, containing 39,233 square feet of Rentable Area.

         3. CONDITION; TENANT'S WORK; ALLOWANCE.

                  (a) Tenant agrees to accept the Additional Premises in their "AS IS" condition effective as of the Turnover Date (as hereinafter described). Tenant acknowledges that Landlord shall not be required to make any improvements to the Additional Premises to ready the Additional Premises for Tenant's occupancy. Landlord shall tender possession of the Additional Premises to Tenant for Tenant's performance of the Tenant's Work (as defined below) concurrent with the mutual execution and delivery of this Amendment by and between Landlord and Tenant. The date Landlord so tenders possession of the Additional Premises to Tenant is herein referred to as the "TURNOVER DATE". During any occupancy of the Additional Premises from and after the Turnover Date and prior to the Additional Premises Commencement Date, all of the terms and provisions of the Lease shall govern and control with respect to such occupancy of the Additional Premises, except that Tenant shall have no obligation to pay Base Rent or

         Additional Rent pertaining to the Additional Premises, and Landlord shall have no obligation to furnish any services within the Additional Premises, during any such period prior to the Additional Premises Commencement Date. From and after the Additional Premises Commencement Date, all terms and provisions of the Lease shall control with respect to such occupancy of the Additional Premises, including, without limitation, Tenant's obligation to pay all Base Rent and Additional Rent due and owing under the Lease with respect to the Additional Premises, all as hereinafter provided.

                  (b) Tenant shall, at its sole cost and expense, perform such work as may be necessary or desired by Tenant to construct or renovate the Additional Premises, all subject to and in accordance with the provisions of the Lease, including, without limitation, the provisions of Section 7(b) of the Original Lease and the Workletter attached to the Original Lease (i.e., to the same extent as applicable to the "Tenant's Work" therein described, and including such charges payable to Landlord as may be expressly provided therein) and Section 14 of the Lease, and all in accordance with construction-related rules and regulations applicable to work being performed from time to time at the Building. All work referred to in this subparagraph performed on or before or within six (6) months after the Turnover Date is hereinafter referred to as "TENANT'S WORK". Except as expressly set forth in this Amendment, Tenant shall not be entitled to any tenant improvement allowance, rental abatements or other concessions relative to the Additional Premises, notwithstanding anything in the Original Lease to the contrary.

                  (c) Landlord shall make a contribution (the "ALLOWANCE") toward the cost of Tenant's Work (including, without limitation, the costs of construction, permits and inspections, design drawings, architectural drawings, mechanical, electrical and plumbing drawings and other miscellaneous items including cabling, telephone and signage) and toward any other architectural and engineering fees and charges payable to Landlord in connection with such Tenant's Work, in the overall amount of $57,510.00 (i.e., being $45.00 per square foot of Rentable Area of the Additional Premises), all on the same terms and conditions as set forth in Paragraph 9 of the Workletter attached to the Original Lease of the Lease relative to the "Allowance" therein described.

         4. ADDITIONAL PREMISES. Effective as of the Additional Premises Commencement Date and for a lease term expiring concurrently with the end of the Lease term for the remainder of the Premises:

                  (i) the "Premises" under the Lease shall include the Additional Premises; and

                  (ii) the Rentable Area of the Premises shall be increased by the Rentable Area of the Additional Premises (and "Tenant's Proportionate Share" under the Lease shall be increased in accordance with the terms of Paragraph 6 hereof).

         5. BASE RENT - ORIGINAL PREMISES.

                  (a) Base Rent for the Original Premises shall continue to be payable in such amounts and in accordance with such provisions as are set forth in the Lease from and after the date hereof and through the expiration of the term of the Lease. The foregoing Base Rent shall be payable at such times and at such place and in accordance with such provisions as otherwise set forth in the Lease relative to the payment of "Base Rent" thereunder.

                  (b) From and after the Additional Premises Commencement Date and through the expiration of the Initial Term of the Lease, and subject to the rental abatement rights expressly provided in Paragraph 5(c) below, Base Rent for the Additional Premises shall be payable by Tenant at the same rate(s) per square feet of Rentable Area as otherwise applicable from time to time relative to the balance of the Premises; based on the foregoing, and subject to the rental abatement rights expressly provided in Paragraph 5(c) below. Base Rent for the Additional Premises through the stated Expiration Date of the Lease shall be payable in the following amounts and at the following annual rates per square foot of Rentable Area of the


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

         Additional Premises for the respective periods hereinafter described (and Section 1(a) of the Original Lease is hereby supplemented accordingly):

-------------------------------------- ------------------------- -------------------------- --------------------------
                                         ANNUAL BASE RENT FOR
                                       THE ADDITIONAL PREMISES
                                            (PER RENTABLE        ANNUAL BASE RENT FOR THE     MONTHLY BASE RENT FOR
                                             SQUARE FOOT)           ADDITIONAL PREMISES      THE ADDITIONAL PREMISES
               PERIOD
-------------------------------------- ------------------------- -------------------------- --------------------------
Additional Premises                             $15.00                  $19,170.00                  $1,597.50
Commencement Date through end of Lease
Year 1
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 2                                    $15.45                  $19,745.10                  $1,645.43
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 3                                    $15.91                  $20,332.98                  $1,694.15
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 4                                    $16.39                  $20,946.42                  $1,745.54
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 5                                    $16.88                  $21,572.64                  $1,797.72
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 6                                    $17.39                  $22,224.42                  $1,852.04
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 7                                    $17.91                  $22,888.98                  $1,907.42
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 8                                    $18.45                  $23,579.10                  $1,964.93
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 9                                    $19.00                  $24,282.00                  $2,023.50
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 10                                   $19.57                  $25,010.46                  $2,084.21
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 11                                   $20.16                  $25,764.48                  $2,147.04
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 12                                   $20.76                  $26,531.28                  $2,210.94
-------------------------------------- ------------------------- -------------------------- --------------------------
Lease Year 13 (through end of                   $21.39                  $27,336.42                  $2,278.04
Initial Term)
-------------------------------------- ------------------------- -------------------------- --------------------------

         The term "Lease Year", as used in the foregoing Additional Premises Base Rent schedule, shall have the same meaning as set forth in the Lease. The foregoing Base Rent shall be payable at such times and at such place and in accordance with such provisions as otherwise set forth in the Lease relative to the payment of "Base Rent" thereunder.

                  (c) Notwithstanding the terms of Paragraphs 5(a) and 5(b) above, it is agreed that, so long as Tenant is not in default under the Lease beyond any applicable notice and cure period during any applicable Abatement Month (as hereinafter defined), then, subject to the terms of the last sentence of this Paragraph 5(c), Tenant shall be entitled to an abatement of Monthly Base Rent attributable to the Additional Premises for each calendar month (each such month, an "ABATEMENT MONTH") commencing with November 1, 2003 and continuing through July 31, 2004. The foregoing abatement of Base Rent attributable to the Additional Premises shall not otherwise affect Tenant's obligation to pay all Base Rent attributable to the balance of the Premises (i.e., being the "Original Premises", as described herein) and all other rentals due and owing during each such respective Abatement Month, nor shall it affect any other obligations of Tenant under the Lease (as amended hereby); and provided further, that Tenant shall not be entitled to any such Base Rent abatement attributable to the Additional Premises for any Abatement Month during which Tenant is in default under the Lease beyond any applicable notice and cure period. Notwithstanding anything herein to the contrary, Landlord shall have the right, at any time and from time to time during the Term, to elect, by written notice to Tenant, to make a cash payment to Tenant equal to the Monthly Base Rent attributable to the Additional Premises for any one or more Abatement Months which have not theretofore occurred, discounted to present value as of the date Landlord makes such payment using a discount factor equal to one and one-half percent (1.5%), in which case Tenant shall no longer be entitled to the aforementioned abatement of Base Rent relative to the Additional Premises for the applicable Abatement Month(s) for which Landlord has made such cash payment. Further, notwithstanding anything herein to the contrary, if Tenant is in default during any applicable Abatement Month, which default is not thereafter cured within applicable notice and cure periods under the Lease, then Tenant shall no longer be entitled to any abatement of Monthly Base Rent relative to the Additional Premises under this Paragraph 5(c) relative to such Abatement Month, and such Monthly Base Rent for the respective Abatement Month shall be immediately due and payable upon Landlord's demand therefor.

                  (d) The term "BASE RENT", as used in the Lease, shall mean all Base Rent payable thereunder from time to time, including without limitation the amounts payable from time to time relative to the Original Premises as described in Paragraph 5(a) above, and the amounts payable from time to time relative to the Additional Premises as described in Paragraph 5(b) above.

         6. ADDITIONAL PREMISES ADDITIONAL RENT.

                  (a) For the calendar year in which the Additional Premises Commencement Date falls (the "COMMENCEMENT DATE CALENDAR YEAR"), and for the calendar year in which the day following the last Abatement Month (as defined above) falls (the "ABATEMENT PERIOD CALENDAR YEAR"), Tenant's Proportionate Share of Expenses and Tenant's Proportionate Share of Taxes (i.e., Additional Rent under the Lease) provided for in
         Section 5 of the Original Lease shall be calculated separately for the Additional Premises, apart from the remainder of the Premises, but not for any subsequent years of the term of the Lease. In subsequent years, Additional Rent shall be calculated for such Additional Premises together with the remainder of the Premises. Additional Rent for the Additional Premises for the Commencement Date Calendar Year shall be prorated by multiplying (i) the Additional Rent attributable to the Additional Premises for such calendar year, as a whole, by (ii) a fraction, the numerator of which is the number of days remaining in such calendar year from and after the Additional Premises Commencement Date and the denominator of which is 365.

                  (b) For purposes of calculating Additional Rent payable on account of the Additional Premises for the Commencement Date Calendar Year and for the Abatement Period Calendar Year, as provided in Paragraph 6(a) above, "Tenant's Proportionate Share" shall be determined in accordance with the definition thereof set forth in Exhibit C attached to the Original Lease, except that the numerator of the fraction described therein shall be 1,278 square feet of Rentable Area (i.e., being the Rentable Area of the Additional Premises as set forth in Paragraph 2 hereinabove). For purposes of calculating Additional Rent payable on account of the Additional Premises, together with the remainder of the Premises, for all subsequent calendar years (or portions thereof) within the term of the Lease, as provided in Paragraph 6(a) above, "Tenant's Proportionate Share" shall be determined in accordance with the definition thereof set forth in Exhibit C attached to the Original Lease, except that the numerator of the fraction described therein shall be 40,511 square feet of Rentable Area (i.e., being the Rentable Area of the Additional Premises together with the Rentable Area of the Original Premises as set forth in Paragraph 2 hereinabove).

                  (c) Notwithstanding the terms set forth above in this Paragraph 6, it is agreed that, so long as Tenant is not in default under the Lease beyond any applicable notice and cure period during any applicable Abatement Month (as defined in Paragraph 5 above), then, subject to the terms of the last sentence of this Paragraph 6(c), Tenant shall be entitled to an abatement of Additional Rent attributable to that portion of the Premises being leased under the Lease constituting the Additional Premises. The foregoing abatement of Additional Rent shall not otherwise affect Tenant's obligation to pay all Additional Rent attributable to the balance of the Premises (i.e., being the "Original Premises", as described herein) and all other amounts due and owing under the Lease during each such respective Abatement Month, nor shall it affect any other obligations of Tenant under the Lease (as amended hereby); and provided further, that Tenant shall not be entitled to any such Additional Rent abatement for any Abatement Month during which Tenant is in default under the Lease beyond any applicable notice and cure period. Notwithstanding anything herein to the contrary, Landlord shall have the right, at any time and from time to time during the Term, to elect, by written notice to Tenant, to make a cash payment to Tenant equal to the Additional Rent attributable to the Additional Premises for any one or more Abatement Months which have not theretofore occurred, using the then monthly Additional Rent Estimate in effect at the time of such payment, all discounted to present value as of the date Landlord makes such payment using a discount factor equal to one and one-half percent (1.5%), in which case Tenant shall no longer be entitled to the aforementioned abatement of Additional Rent attributable to the Additional Premises for the applicable Abatement Month(s) for which Landlord has made such cash payment; provided further, that Tenant's Additional Rent obligations attributable to the Additional Premises under the Lease relative to any such Abatement Month(s) for which Landlord has made such cash payment shall be fixed at the monthly Additional Rent Estimate amount used as the basis for such cash payment calculation, and there shall be no adjustment or reconciliation relative to the Additional Premises on account of actual Expenses or Taxes relative to such month(s) under Section 5(c) of the Original Lease. Further, notwithstanding anything herein to the contrary, if Tenant is in default during any applicable Abatement Month, which default is not thereafter cured within applicable notice and cure periods under the Lease, then Tenant shall no longer be entitled to any abatement of Additional Rent under this Paragraph 6(c) relative to such Abatement Month, and all Additional Rent (including monthly

         Additional Rent Estimate under the Lease) attributable to the Additional Premises payable for such Abatement Month shall be immediately due and payable upon Landlord's demand therefor.

                  (d) All Additional Rent described in this Paragraph 6 shall be payable at such times, in such manner, and in accordance with such procedures (i.e., including payment of monthly estimates and annual reconciliations) as set forth in Section 5(i) of the Original Lease relative to payment of Additional Rent thereunder.

         7. CONDITION. As described in Paragraph 3 above, Tenant agrees to accept the Additional Premises in its "AS IS" condition as of the Turnover Date (as defined in Paragraph 3 hereinabove). Further, Tenant hereby accepts the Original Premises in its "AS IS" condition as of the date hereof. Tenant acknowledges that Landlord shall not be required to make any improvements to the Additional Premises or to the Original Premises to ready such space for Tenant's use and occupancy during the term of the Lease.

         8. REAL ESTATE BROKERS.

                  (a) Tenant represents and warrants that Tenant has not dealt with any broker in connection with this Amendment other than Cushman & Wakefield ("TENANT'S BROKER") (whose commissions shall be payable by Landlord pursuant to its separate written commissions agreement with Tenant's Broker), and Tenant agrees to indemnify and hold Landlord and its partners harmless from all loss, damages, liabilities, claims, costs and expenses (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commissions alleged to be due such broker or brokers or finders claiming to have dealt with Tenant in connection with this Amendment.

                  (b) Landlord represents and warrants that Landlord has not dealt with any broker in connection with this Amendment other than Tenant's Broker, and Landlord agrees to indemnify and hold Tenant and its shareholders harmless from all losses, damages, liabilities and expenses (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such broker or brokers or finders claiming to have dealt with Landlord in connection with this Amendment.

         9. INTENTIONALLY OMITTED.

         10. INAPPLICABLE PROVISIONS The following provisions of the Lease have previously been satisfied or waived and are acknowledged to no longer apply:

                  (a) Section 42 of the Original Lease (entitled "Pre-Occupancy Contraction/Expansion Option").

         11. ENTIRE AGREEMENT. The entire agreement of the parties with respect to the subject matter hereof is set forth in this Amendment and in the Lease as amended hereby. No prior agreement or understanding with respect to the Lease or this Amendment shall be valid or of any force or effect.

         12. OFFER TO LEASE. Submission of this instrument for examination shall not constitute a reservation or option for the Additional Premises, or in any manner bind Landlord or Tenant until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery of this Amendment by Tenant to Landlord or to the managing agent or leasing agent for the Building shall constitute an offer by Tenant to lease the Additional Premises and to enter into the other transactions contemplated hereby on the terms and conditions herein contained, which offer may not be revoked for ten
(10) business days after such delivery.

         13. LEASE IN FULL FORCE AND EFFECT. Except as amended hereby, all the terms and provisions of the Lease shall remain in full force and effect and are hereby ratified and confirmed. Without limitation of the foregoing, the terms of
Section 44 of the Original Lease shall apply to this Amendment and to the Lease, as modified hereby.




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

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Amendment is executed by the parties as of the day and year first set forth above.

TENANT:                                 LANDLORD:

IMANAGE, INC., a Delaware corporation   303 WACKER REALTY L.L.C., a Delaware
                                        limited liability company

                                        By: HINES THREE ILLINOIS CENTER
                                            ASSOCIATES
                                            LIMITED PARTNERSHIP,
                                            its managing member

By: /s/ Brent Hogenson
    -----------------------
Name: Brent Hogenson
      ---------------------
Title: VP Finance
       --------------------
                                            By: HINES THREE ILLINOIS CENTER
                                                L.L.C., a general partner
ATTEST:
                                                By: HINES INTERESTS LIMITED
                                                    PARTNERSHIP, a member
By: /s/ Christopher Denten
    ----------------------------------
Name: CHRISTOPHER DENTEN, JD, CPA, LLM              By: HINES HOLDINGS, INC.,
      --------------------------------                   its general partner
Title: IMANAGE, INC.
       -------------------------------
        GENERAL COUNSEL
       -------------------------------


                                                    By: /s/ Thomas J. Danilek
                                                        ------------------------
                                                    Name: Thomas J. Danilek
                                                          ----------------------
                                                    Title: Senior Vice President
                                                           ---------------------

                                    EXHIBIT A

                               ADDITIONAL PREMISES



[Exhibit includes a graphic, showing a portion of the floor plan of 303 East Wacker Drive, Chicago, Illinois, that includes 2700 and 2750 thereof.]


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